UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) September 2, 2022

BED BATH & BEYOND INC.

(Exact name of registrant as specified in its charter)

New York	0-20214	11-2250488
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

650 Liberty Avenue, Union, New Jersey 07083

(Address of principal executive offices) (Zip Code)

(908) 688-0888

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $.01 par value	BBBY	The Nasdaq Stock Market LLC (Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Bed Bath & Beyond Inc. (the “Company”) is saddened to report that Gustavo Arnal, Chief Financial Officer of the Company, passed away on September 2, 2022.

Effective September 5, 2022, Laura Crossen, the Company’s Senior Vice President of Finance and Chief Accounting Officer, was appointed Interim Chief Financial Officer. As Interim Chief Financial Officer Ms. Crossen will be the Company’s principal financial officer on an interim basis and will continue as the Company’s principal accounting officer.

The Compensation Committee adjusted Ms. Crossen’s compensation in connection with her appointment as Interim Chief Financial Officer to (i) increase her base salary by $200,000, (ii) increase her target annual bonus opportunity to seventy percent (70%) of her base salary (as modified) and (iii) provide for severance payments and benefits, subject to Ms. Crossen’s execution and non-revocation of a general release of claims against the Company, in the event of the termination of Ms. Crossen’s employment by the Company without “cause” or by Ms. Crossen with “good reason”, consisting of (x) cash severance equal to, in the aggregate, one (1) times the sum of (1) Ms. Crossen’s base salary (at the rate in effect immediately prior to the date of her termination of employment), and (2) Ms. Crossen’s target annual bonus opportunity (at the rate in effect with respect to the fiscal year in which the date of her termination of employment occurs), payable in substantially equal installments over the twelve (12) months following the date of her termination of employment, (y) any earned but unpaid annual bonus for a performance year ending prior to the year in which the date of her termination of employment occurs and (z) subsidized COBRA benefits for the 52 weeks following the date of her termination of employment. These adjustments will only be in effect for the period during which Ms. Crossen serves as Interim Chief Financial Officer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BED BATH & BEYOND INC.
(Registrant)

Date: September 6, 2022	By:	/s/ Sue Gove
Sue Gove
Interim Chief Executive Officer

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